                                                                    EXHIBIT 99.1

  RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND MINORITY
                    INTEREST TO EBITDA BY OPERATING SEGMENT
                                  (IN MILLIONS)

                                               COMMUNITY     RESIDENTIAL
                                              RESIDENTIAL    REAL ESTATE     COMMERCIAL
                                              REAL ESTATE     SERVICES      REAL ESTATE     FORESTRY    ST. JOE LAND
                                              -----------   ------------    -----------     --------    ------------
FOR THE THREE MONTHS ENDED MARCH 31, 2003
PRETAX INCOME FROM CONTINUING OPERATIONS         $  8.5       $   --         $  3.5         $  1.9        $ 17.6
Plus:
  Depreciation & amortization                       1.7                         3.1            1.0           0.1
  Interest expense                                  1.5                         1.9             --            --
  Other                                              --           --             --             --            --
Less:
  Minority interest                                (0.3)          --             --             --            --
                                                 ------         ----          -----         ------        ------
EBITDA                                           $ 11.4         $ --         $  8.5         $  2.9        $ 17.7
                                                 ======         ====          =====         ======        ======




FOR THE THREE MONTHS ENDED MARCH 31, 2002
PRETAX INCOME FROM CONTINUING OPERATIONS         $  9.4         $   --        $ (0.9)        $  1.9        $ 18.4
Plus:
  Depreciation & amortization                       0.8            0.9           2.0            1.0            --
  Interest expense                                  1.0            0.1           1.4             --            --
  Discontinued operations                            --            3.2           0.3             --            --
  Other                                              --             --            --             --            --
Less:
  (Gain) loss on derivatives valuation               --             --            --             --            --
  Gain on derivatives sales                          --             --            --             --            --
  Minority interest                                (0.1)            --            --             --            --
                                                 ------         ------        ------         ------        ------
EBITDA                                           $ 11.1         $  4.2        $  2.8         $  2.9        $ 18.4
                                                 ======         ======        ======         ======        ======


                                                CORPORATE
                                                 & OTHER      CONSOLIDATED
                                                ---------     ------------
FOR THE THREE MONTHS ENDED MARCH 31, 2003
PRETAX INCOME FROM CONTINUING OPERATIONS          $ (8.1)        $ 23.4
Plus:
  Depreciation & amortization                        0.7            6.6
  Interest expense                                   1.3            4.7
  Other                                              0.5            0.5
Less:
  Minority interest                                   --           (0.3)
                                                  ------         ------
EBITDA                                            $ (5.6)        $ 34.9
                                                  ======         ======

FOR THE THREE MONTHS ENDED MARCH 31, 2002
PRETAX INCOME FROM CONTINUING OPERATIONS          $ 87.8         $116.6
Plus:
  Depreciation & amortization                        1.1            5.8
  Interest expense                                   2.6            5.1
  Discontinued operations                             --            3.5
  Other                                              0.5            0.5
Less:
  (Gain) loss on derivatives valuation              (0.9)          (0.9)
  Gain on derivatives sales                        (94.7)         (94.7)
  Minority interest                                   --           (0.1)
                                                  ------         ------
EBITDA                                            $ (3.6)        $ 35.8
                                                  ======         ======

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization and is net of the effects of minority interests. EBITDA excludes gains from the sale of discontinued operations except for gains (losses) for sales of assets which are classified as discontinued operations under the provisions of FAS 144 and are sold in the normal course of business. EBITDA also excludes gains on sales of non-strategic lands and other assets.